Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND NOTED WITH “****”. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

SECOND AMENDMENT TO DISTRIBUTION AGREEMENT

This Second Amendment to Distribution Agreement (this “Amendment”) is made by and between Lantheus Medical Imaging, Inc., formerly known as Bristol-Myers Squibb Medical Imaging, Inc. (“LMI”), and Medi-Physics, Inc., doing business as G.E. Healthcare Inc. (“G.E. Healthcare”) (referred to individually as “Party” and collectively as “Parties”), and shall be effective as of  January 1, 2012.

WITNESSETH:

WHEREAS, LMI and G.E. Healthcare are Parties to that certain Distribution Agreement dated as of October 31, 2001, as amended by the First Amendment to Distribution Agreement effective as of January 1, 2005 (as amended, the “Agreement”);

WHEREAS, the Parties desire to amend the Agreement all in accordance with, and subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the Parties agree as follows:

1.             Defined Terms.  Capitalized terms used, but not defined, herein shall have the meanings ascribed to them in the Agreement.  All references to “NA” in the Agreement shall be read to mean “G.E. Healthcare.”  All references to BMS in the Agreement shall be read to mean “Lantheus Medical Imaging, Inc. (“LMI”).”

2.             Amendments.  Subject to the terms and conditions of this Amendment, the Agreement is hereby amended as follows:

(a)           Article 1.  Article 1, Appointment as Distributor, is hereby deleted in its entirety with the following substituted therefor:

ARTICLE 1.  Appointment as Distributor

LMI hereby grants to G.E. Healthcare, under the terms and conditions of this Agreement, the non-exclusive right to market, distribute and sell the terminally sterilized Technetium (Tc-99m) generators (brand name “TechneLite®”), Gallium Citrate Ga-67 Injection and Xe-I33 gas products and accessory products hereinafter identified on Exhibit A attached hereto (“Products “) in the **** to the list of unaffiliated customers currently being supplied by G.E. Healthcare, a copy of which has been provided to

Execution version

Confidential

LMI and which may be modified from time to time by mutual consent of the Parties.  In addition, LMI agrees to supply to G.E. Healthcare Radiopharmacies in the Territory, solely for unit dose preparation in the Territory, the TechneLite®, Ga-67 and Xe-133 Products listed on Exhibit A.  G.E. Healthcare Radiopharmacies in the Territory are defined as those free-standing radiopharmacies in which G.E. Healthcare has at least a **** percent (****%) ownership interest.  Hereinafter, the term “Territory” shall refer to both **** and ****, including all **** and ****, and specifically excluding ****.

(b)           Section 2.1.  Section 2.1(a) and (b) are hereby deleted in their entirety with the following substituted therefor:

2.1          G.E. Healthcare guarantees, subject to LMI’s ability to supply, a minimum purchase requirement of Products as set forth in this Section 2.1.  LMI agrees to use commercially reasonable efforts to manufacture and sell to G.E. Healthcare, and G.E. Healthcare agrees to purchase from LMI, the following requirements (collectively, the “Minimum Purchase Requirements”):

(a)          **** percent (****%) of G.E. Healthcare’s requirements for Gallium Citrate Ga-67 Injection and Xe-I33 gas Products from the Effective Date through ****;

(b)          **** percent (****%) of G.E. Healthcare’s requirements for TechneLite® Products from the Effective Date through ****;

(c)           **** percent (****%) of G.E. Healthcare’s requirements for TechneLite® Products during the period from **** through ****;

(d)          **** percent (****%) of G.E. Healthcare’s requirements for TechneLite® Products from the period of **** through ****; and

(e)           **** percent (****%) of G.E. Healthcare’s requirements for TechneLite® Products during the period from **** through ****.

Compliance with the Minimum Purchase Requirements set forth in this Section 2.1 will be determined as of **** and as of the end of each **** thereafter (as evidenced by reasonable documentation made available to LMI or its representatives).  Not later than five (5) days after the end of each ****, G.E. Healthcare shall provide to LMI a timely and accurate report that sets forth G.E. Healthcare’s total requirements for each Product and certifies that G.E. Healthcare has complied or failed to comply with its obligation to purchase the Minimum Purchase Requirements for such period.  In any **** in which G.E. Healthcare does not purchase at least the applicable Minimum Purchase Requirements from LMI, G.E. Healthcare shall promptly pay to LMI the Shortfall Payment (as hereinafter defined).  For purposes of calculating such payments, G.E. Healthcare will make a good faith estimate of the Product orders for the final **** (****) weeks of each **** and will use commercially reasonable efforts to place purchase orders for such additional amounts or make any necessary payments prior to the end of such ****.  By the end of the **** week of the month immediately succeeding such ****, G.E. Healthcare shall make any necessary true-up payments to comply with the requirements of this Section 2.1.

“Shortfall Payment” shall mean the **** payment for any portion of the Minimum Purchase Requirements not purchased by G.E. Healthcare from LMI during such **** (subject to LMI’s ability to supply).  Such payments will be calculated using the shortfall in the Minimum Purchase Requirements for such **** (i.e., the remaining portion of the applicable Minimum Purchase Requirements for which purchase orders were not received) multiplied by the price of the applicable Products hereunder (based on the average per curie price for such Products during the period).

For purposes of clarity, the Parties acknowledge and agree that the Minimum Purchase Requirements set forth herein shall include all of G.E. Healthcare’s requirements for similar products.  For example, the Minimum Purchase Requirements for TechneLite® Products shall include all of G.E. Healthcare’s requirements for Technetium-99m products.

(c)           Section 2.6.  Section 2.6 is hereby deleted in its entirety with the following substituted therefor:

2.6          LMI shall use commercially reasonable efforts to ship Products pursuant to G.E. Healthcare’s Firm Orders.  Tc-99m generators shall be made available for shipment **** each day of manufacture.  Days of manufacture of Tc-99m generators are currently **** and ****.  Xe-133 gas products shall be made available for shipment **** each **** calibrated for the following ****.  Gallium Citrate Ga-67 Injection products shall be made available ****, calibrated for the following ****.  LMI will provide G.E. Healthcare with **** (****) days prior notice of any LMI initiated, permanent changes in the manufacturing schedule for the Products, provided, however, that LMI will make a **** that, based on G.E. Healthcare’s standing orders at the time of any such change, are adversely affected by the new manufacturing schedule.  Any **** to G.E. Healthcare that can reasonably be linked to the LMI manufacturing schedule change will be reimbursed by LMI to G.E. Healthcare via a corresponding ****.  For purposes of the foregoing, G.E. Healthcare’s **** will be measured by the **** that LMI is required to provide G.E. Healthcare on **** as a direct result of the change to the manufacturing schedule (e.g.,****).  In the event LMI is unable to deliver all product requirements on a given day, LMI will make a fair allocation of the available Product, such fair allocation to be determined by LMI in its sole discretion acting reasonably after due consideration of ****, other percentage supply requirements, and the available amount of Product for LMI’s customers, including G.E. Healthcare, affected by such supply disruption.  In the event that delivery of a Product is delayed more than **** hours past the agreed upon local delivery time, LMI will reduce the price G.E. Healthcare pays for such Product up to ****%.  However, after **** (****) hours delay, G.E. Healthcare shall not be required to accept such Product and may make arrangements with LMI to return unopened Product for **** credit.  The foregoing shall not apply to delays caused by force majeure events such as weather conditions, effecting transportation of components or Products, for which there will be no price reduction.  Following the **** hour period outlined above, in the event that G.E. Healthcare is required to find an alternate source of Product, LMI shall pay the difference between LMI’s price under this Agreement and the price G.E. Healthcare is required to pay to obtain such Product, up to a limit of ****% of LMI’s then current price, provided that such obligation shall only apply if G.E. Healthcare has purchased all of its Minimum Purchase Requirements hereunder and G.E. Healthcare has used its reasonable best efforts to avoid or mitigate any such payments.

(d)           Section 2.9.  Section 2.9 is hereby deleted in its entirety with the following substituted therefor:

2.9          All payments for Products ordered by G.E. Healthcare prior to **** shall be made within **** (****) days after receipt of invoice.  All payment for Products ordered by G.E. Healthcare from and after **** during the term of this Agreement shall be made within **** (****) days after receipt of invoice.

(e)           Section 3.6.  Section 3.6 is hereby deleted in its entirety.

(f)            Section 6.6.  The second paragraph of Section 6.6 is hereby deleted in its entirety with the following substituted therefor:

Any communications to LMI under the terms of this Section 6.6 shall be directed to the attention of the following agent for global pharmacovigilance or to LMI’s designee or successor:

United States Phone: 1-800-343-7851 • Press Option 2 for Adverse Events or Special Situations • Press Option 3 for Product Quality Complaints Fax: 1-866-880-9343	Outside US/Canada Phone: 978-667-9531 • Press Option 2 for Adverse Events or Special Situations • Press Option 3 for Product Quality Complaints Fax: 734-929-6688

E-Mail: lantheussafety@i3global.com

i3 Drug Safety is the pharmacovigilance partner of LMI

(g)           Section 9.1.  Section 9.1 is hereby deleted in its entirety with the following substituted therefor:

9.1          Unless earlier terminated as provided in this Agreement, the initial term of this Agreement shall commence as of October 31, 2001 (the “Effective Date”) and conclude December 31, 2017.  Notwithstanding the foregoing, this Agreement may be terminated at any time by either party on (i) three (3) years’ written notice relating to TechneLite® prior to December 31, 2013, (ii) two (2) years’ written notice relating to TechneLite® on and after December 31, 2013, and (iii) six (6) months’ written notice relating to the other Products.

(h)           Section 9.2(c).  Section 9.2(c) is hereby amended by replacing “**** (****) days” with “**** (****) days.”

(i)            Section 9.3(b).  Section 9.3(b) is hereby deleted in its entirety with the following substituted therefor:

(b) any substantial increase in Seller’s direct or indirect costs relating to radioactive waste or transportation costs relating to the supply of Mo-99 and other raw materials;

(j)            Section 9.3(c).  Section 9.3(c) is hereby deleted in its entirety with the following substituted therefor:

then the parties shall negotiate in good faith in an effort to modify this Agreement in accordance with any of the matters described above and such negotiations shall commence within **** (****) days of one party’s written notice to the other of (a) and/or (b) above.  During any negotiation period, the pricing increments defined in Exhibit C will continue in effect.

(k)           Section 10.3.  Section 10.3 is hereby added as follows:

10.3        Notwithstanding the foregoing provisions, in the event there is a ****, G.E. Healthcare may, at its reasonable discretion, divert some or all of G.E. Healthcare’s supply of Mo-99 (“GEH Mo-99”) to LMI for the manufacture of Product by LMI (pursuant to the terms of this Agreement, without the option of toll manufacturing).  LMI will use commercially reasonable efforts to accept such GEH Mo-99, provided that the acceptance of GEH Mo-99 will be subject to LMI’s then current manufacturing schedule and LMI’s other policies and procedures applicable to such volume, including, but not limited to, LMI’s purchasing specifications for Mo-99.  LMI will make a good faith effort to optimize the manufacturing schedule related to the GEH Mo-99, provided, however, that LMI will not be required to schedule a manufacturing run for batches of TechneLite® generators that would result in the sale by LMI of less than **** total curies of activity per manufacturing run (as measured in curies of TechneLite® generators purchased by G.E. Healthcare and other customers from the day of manufacture of such Product at LMI’s facility).  Notwithstanding anything herein to the contrary, LMI SHALL NOT BE LIABLE TO G.E. HEALTHCARE FOR, AND G.E. HEALTHCARE WAIVES ANY AND ALL CLAIMS AGAINST LMI FOR, DAMAGES RELATING TO THE DECAY OR LOSS OF GEH MO-99.  GEH Mo-99 will be used exclusively for the manufacture of Product for G.E. Healthcare, except that LMI shall have the right to use any GEH Mo-99 not used in the manufacture of TechneLite® generators for G.E. Healthcare in connection with the manufacture and sale of TechneLite® generators for LMI’s other customers.  During the period of disruption, LMI will continue to provide G.E. Healthcare with a fair allocation of the available Product, such fair allocation to be determined by LMI in its sole discretion acting reasonably after due consideration of ****, other percentage supply requirements, and the available amount of Product for LMI’s customers, including G.E. Healthcare, affected by such supply disruption, until previous production levels and LMI’s supply of Mo-99 have been restored.  The Parties hereby agree that, notwithstanding anything herein to the contrary, the foregoing provisions represent G.E. Healthcare’s sole and exclusive remedies with respect to such events.

(l)            Article 11.  Article 11, Assignment, is hereby deleted in its entirety with the following substituted therefor:

ARTICLE 11.  Assignment

Neither this Agreement, nor any right, interest or obligation hereunder, may be assigned, or otherwise transferred by either Party, whether by operation of law or otherwise, without the prior written consent of the other Party; provided, however that (a) either Party may assign or otherwise transfer any or all of its rights, or delegate any or all of its respective duties or obligations, under this Agreement without the prior written consent of the other Party to (i) an acquirer of, or successor to, all or substantially all of the assets of such Party, or (ii) the surviving entity in any merger, consolidation, equity exchange or reorganization to which such Party is a party, provided that, in each case contemplated by this clause (a), such acquirer, successor or surviving entity, as the case may be, agrees to be bound by all of the obligations of such Party under this Agreement; and (b) LMI may assign or otherwise transfer any or all of its rights, or delegate any or all of its duties or obligations, under this Agreement to an acquirer of, successor to, or other transferee with respect to all or substantially all of the assets used in or related to the manufacture, sale and distribution of the Products or otherwise to the business of LMI to which this Agreement relates, provided that, in each case contemplated by this clause (b), such acquirer, successor or transferee, as the case may be, agrees to be bound by all of the obligations of LMI under this Agreement.  In the event of any such assignment or transfer in violation hereof, such assignment or transfer shall be null and void and have no force or effect.  This Agreement shall be binding upon and inure to the benefit of the Parties, and their respective successors and assigns as permitted hereunder.

In addition, G.E. Healthcare shall be required to provide LMI at least **** (****) days prior written notice of any transaction or series of related transactions, whether or not G.E. Healthcare is a party thereto, which, after giving effect to such transaction or transactions, would result in the sale, lease, transfer or other disposition of some or all of the assets or business of G.E. Healthcare to which this Agreement relates (including, without limitation, the radiopharmacies owned or controlled by G.E. Healthcare).  Unless otherwise requested by LMI in writing prior to the effective date of such transaction, G.E. Healthcare shall assign and ensure that, as a condition of such transaction or transactions, such acquirer, successor or transferee, as the case may be, agrees to be bound by all of the obligations of G.E. Healthcare (or the applicable pro rata portion thereof) under this Agreement for a period of not less than **** (****) **** after the completion of such transaction or transactions.

(m)          Section 12.2.  The name and address for LMI in Section 12.2 is hereby amended to read as follows:

Lantheus Medical Imaging, Inc.

Attn: Cyrille Villeneuve, Chief Commercial Officer

331 Treble Cove Road

North Billerica, MA 01862

Copy to: General Counsel, Legal Department (at the same address)

(n)           Exhibit A.  Exhibit A is hereby deleted in its entirety with the following substituted therefor:

Exhibit A

Products

TechneLite®
****	Calibrated @ noon Eastern Time, ****
****	Calibrated @ noon Eastern Time, ****
****	Calibrated @ noon Eastern Time, ****
****	Calibrated @ noon Eastern Time, ****
****	Calibrated @ noon Eastern Time, ****
****	Calibrated @ noon Eastern Time, ****
****	Calibrated @ noon Eastern Time, ****
****	Calibrated @ noon Eastern Time, ****
****	Calibrated @ noon Eastern Time, ****
****	Calibrated @ noon Eastern Time, ****
****	Calibrated @ noon Eastern Time, ****
****	Calibrated @ noon Eastern Time, ****
****	Calibrated @ noon Eastern Time, ****

MHDLG	TechneLite® handling fee

A15	Set of **** ml saline eluent vials
A17	Set of **** ml saline eluent vials
A3	Set of **** ml evacuated collection vials
EV12	Set of **** ml evacuated collection vials
A14	Lead elution shield
A25	Molycoddle® radiation reducer
A2	Aluminum ion indicator kit

Xenon- 133
X110	Xe-133 **** mCi, **** vial tube Calibrated @ noon Eastern Time, ****
X510	Xe-133 **** mCi, **** vial tube Calibrated @ noon Eastern Time, ****
X120	Xe-133 **** mCi, **** vial tube Calibrated @ noon Eastern Time, ****
X520	Xe-133 **** mCi, **** vial tube Calibrated @ noon Eastern Time, ****
XGUN	Xenon Gun
XHDLG	Xenon handling fee

Gallium-67
Ga6	**** mCi vial Calibrated @ noon Eastern Time, ****
Ga8	**** mCi vial Calibrated @ noon Eastern Time, ****
Ga12	**** mCi vial Calibrated @ noon Eastern Time, ****
Ga18	**** mCi vial Calibrated @ noon Eastern Time, ****
GHDLG	Gallium handling fee

Notes (Exhibit A)

•                                          LMI reserves the right to add or delete specific items from its total product portfolio with **** days’ prior written notice.

•                                          DOM = Day of Manufacture

(p)           Exhibit C1.  Exhibit C1 is hereby deleted in its entirety with the following substituted therefor:

Exhibit C

****

Notes (Exhibit C1)

•      Handling fee schedule per order

•	Federal Express door to door	$****
•	Ground carrier door to door	$****
•	Dual leg, i.e., Air Express and
	ground carrier door to door	$****

•                  When necessary to substitute requested items due to inventory shortfall, LMI will adjust prices for substituted items to reflect requested items total cost.

•                  Annual Price Adjustments will be calculated as follows:

•                  Pricing for the periods of **** through **** and each **** thereafter will be adjusted by an amount equal to the cost of materials plus ****% of the ****, provided that no ****-related adjustment will be applied to the **** for the TechneLite® pricing.

•                  Pricing for each calendar year will be communicated to G.E. Healthcare by **** of the previous year.

•                  Pricing will be in effect from **** through **** of the same year.

•                  Notwithstanding the foregoing, at any time during the term of this Agreement, LMI may adjust the Technelite® pricing to reflect any material change in costs of molybdenum, accounting for increases or decreases.  A change in such costs is considered material if the adjustment in the cost of molybdenum over any **** (****) day period is more than **** percent (****%).  In the event of such a material adjustment, LMI shall adjust the Technelite® pricing to reflect the incremental change in such costs effective as of when such costs are actually incurred by LMI, provided that LMI provides G.E. Healthcare at least **** (****) days written notice and reasonable documentation supporting such change in costs prior to implementing such effective cost adjustments.

•                  Weekday Unit = DOM on ****, as set forth in Section 2.6 of the Agreement.

•                  Weekend Unit = DOM on ****, as set forth in Section 2.6 of the Agreement.

3.             Full Force and Effect.  Except as expressly waived by this Amendment, the terms and conditions of the Agreement shall remain in full force and effect.  In the event of a conflict between the terms of this Amendment and the Agreement, this Amendment shall control.

4.             Successors.  This Amendment shall be binding upon and inure to the benefit of each of the Parties and their respective successors and assigns.

5.             Counterparts.  This Amendment may be executed in separate counterparts, each of which when so executed, shall be considered an original, and which counterparts together shall constitute the entire agreement.

6.             Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, excluding the conflict of law provisions thereof.

7.             Severability.  Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as the effective date set forth above.

G.E. HEALTHCARE INC.

By:	/s/ Aaron Bernstein
Name: Aaron Bernstein
Title: Global Sourcing Leader

LANTHEUS MEDICAL IMAGING, INC.

By:	/s/ Michael P. Duffy
Name: Michael P. Duffy
Title: Vice President and Secretary